                                                                    Exhibit 99.1

                                                                    NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------
                                                                October 16, 2006


FOR FURTHER INFORMATION CONTACT:
Anthony J. Caldarone
Chairman, President and Chief Executive Officer
Calton, Inc.
(772) 794-1414
Company website:  WWW.CALTONINC.COM


                 CALTON, INC. REPORTS THIRD QUARTER 2006 RESULTS

Vero Beach, Florida, October 16, 2006 - Calton, Inc. (OTC.BB: CTON.OB) announced today results for the three and nine months ended August 31, 2006.

Anthony J. Caldarone, Chairman, President and Chief Executive Officer, announced a net loss of $257,000 ($0.03 loss per basic and diluted share) for the quarter ended August 31, 2006, compared to a net profit of $543,000 ($0.06 profit per basic and diluted share) for the quarter ended August 31, 2005. He also announced a net loss of $188,000 ($0.02 loss per basic share and diluted share) for the nine months ended August 31, 2006, compared to a net profit of $238,000 ($0.03 profit per basic share and $0.02 profit per diluted share) for the nine months ended August 31, 2005.

Revenues for the three months ended August 31, 2006 and 2005 were $1,337,000 and $3,584,000 respectively. Revenues for the nine months ended August 31, 2006 and 2005 were $6,092,000 and $6,866,000, respectively. The decrease for the both the three and nine months is primarily attributable to the Company's homebuilding operations which delivered fewer homes than during the same periods last year.

Cost of sales for the homebuilding operations were $1,162,000 and $2,541,000 for the three months ended August 31, 2006 and 2005, respectively. Cost of sales for the homebuilding operations were $4,559,000 and $5,036,000 for the nine months ended August 31, 2006 and 2005, respectively. The reduction in cost of goods sold for both the three and the nine months was a result of fewer home deliveries during the same period of the prior year.

Selling, general and administrative expenses were $492,000 and $645,000 for the three months ended August 31, 2006 and 2005, respectively. Selling, general and administrative expenses were $1,684,000 and $1,705,000for the nine months ended August 31, 2006 and 2005, respectively. The decrease in selling, general and administrative expenses is primarily attributable to reduced advertising expenditures for the nine months ended August 31, 2006.

Net income for the three and nine month periods ended August 31, 2005 included the proceeds of a $194,000 insurance settlement for business interruption losses sustained due to Hurricanes Frances and Jeanne, as well as $71,000 received in litigation settlements. The Company paid $15,000 in litigation settlements during the nine months ended August 31, 2006.

On July 31, 2006, eCalton.com, Inc., a wholly-owned subsidiary of the Company, sold substantially all if its assets to Bray Web Development, Inc. for $250,000. The transaction resulted in a gain on the sale of assets to the Company of $229,000. As a result of the sale, the Company is no longer in the business of providing Internet business solutions or web site development and design services.

The Company is currently constructing single-family homes in two communities, as well as through its "On Your Lot" program, in Vero Beach, Florida. The Company is in the process of land development at Magnolia Plantation, a 21 single family home residential community. Management continues to assess land acquisition opportunities and negotiate with various landowners, brokers and agents to expand its operations and to create a more diversified product offering.


CALTON, INC. (OTC.BB: CTON.OB)
                                                                     Three Months Ended August 31,
                                                               ------------------------------------------

                                                                      2006                  2005
                                                               --------------------  --------------------
Revenues                                                                $1,337,000            $3,584,000
                                                               ====================  ====================

Net Profit (Loss)                                                        ($257,000)             $543,000
                                                               ====================  ====================

Basic and Diluted Earnings (Loss) Per Share
    Income (loss) from continuing operations                                ($0.05)                $0.06
                                                               ====================  ====================
    Income from discontinued operations                                      $0.02                 $0.00
                                                               ====================  ====================
    Net income (loss)                                                       ($0.03)                $0.06
                                                               ====================  ====================


Weighted Average Number of Shares Outstanding
    Basic                                                                9,535,000             9,436,000
    Diluted                                                              9,701,000             9,553,000

                                                                     Nine Months Ended August 31,
                                                               ------------------------------------------

                                                                      2006                  2005
                                                               --------------------  --------------------

Revenues                                                                $6,092,000            $6,866,000
                                                               ====================  ====================

Net Profit (Loss)                                                        ($188,000)             $238,000
                                                               ====================  ====================

Basic Earnings (Loss) Per Share
    Income (loss) from continuing operations                                ($0.04)                $0.03
                                                               ====================  ====================
    Income from discontinued operations                                      $0.02                 $0.00
                                                               ====================  ====================
    Net income (loss)                                                       ($0.02)                $0.03
                                                               ====================  ====================

Diluted Earnings (Loss) Per Share
    Income (loss) from continuing operations                                ($0.04)                $0.02
                                                               ====================  ====================
    Income from discontinued operations                                      $0.02                 $0.00
                                                               ====================  ====================
    Net income (loss)                                                       ($0.02)                $0.02
                                                               ====================  ====================


Weighted Average Number of Shares Outstanding
    Basic                                                                9,516,000             9,405,000
    Diluted                                                              9,685,000             9,529,000




--------------------------------------------------------------------------------
Certain information included in this press release and Company filings (collectively, "SEC filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Among these risks, trends and uncertainties are the Company's ability to raise capital, acceptance of the Company's co-branded customer loyalty credit card program, national and local economic conditions, including conditions in the residential homebuilding industry, conditions and trends in the homebuilding industry in general, changes in interest rates, the Company's ability to acquire property for development, the impact of severe weather on the Company's homebuilding operations, the effect of governmental regulation on the Company and other factors described from time to time in our filings with the Securities and Exchange Commission.

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